Exhibit 99.1

China Power Equipment, Inc.
15 Gaoxin 6th Road, High-Tech Industrial Development Zone, Xi’an, China 710075
Telephone +86-29-8831-0282 • xa-fj@xa-fj.com
China Power Equipment Completes a $5 Million Equity Financing
News release of December 4, 2009 -- page 1

FOR IMMEDIATE RELEASE

China Power Equipment Completes a $5 Million Equity Financing

XI’AN, China, December 4, 2009 /PRNewswire-Asia-FirstCall/ -- China Power Equipment, Inc. ("China Power", OTC Bulletin Board: CPQQ), the manufacturer of a new generation of energy saving electric transformer cores and transformers in the People's Republic of China, is pleased to announce that it has successfully completed a US$5 million equity offering in a private placement to certain accredited investors.

The investors purchased 4,166,667 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) in the aggregate and warrants to purchase a total of 1,000,000 shares of China Power's common stock at an exercise price of $2.40 per share, subject to adjustments. Each share of Series B Preferred Stock can be converted into one share of China Power’s common stock at the option of the holder. The Series B Preferred Stock does not pay annual dividends and shall not have any voting rights except as required by law. The warrants are exercisable for a period of three years from the date of issuance. Under the terms of the warrants, China Power has the right of redemption and mandatory exercise of the warrants under certain conditions.

China Power will use the net proceeds in its Chinese operating subsidiary to expand its amorphous alloy transformer core production primarily by completing the current plant under construction, by improving existing production lines, and by increasing working capital.

China Power expects that its expanded capacity will help to meet the demand for its amorphous alloy cores that is expected to increase at an increasing rate for several years.

The high demand is due to the Chinese government mandating amorphous alloy transformers to gradually replace the country’s old steel core electric transformers because the amorphous alloy units are far more energy efficient.

For example, a typical amorphous alloy core transformer consumes 150 watts to operate, which is 77.6 percent less electricity than a comparable silicon steel core transformer, which requires 670 watts to operate.

China Power Equipment, Inc.
15 Gaoxin 6th Road, High-Tech Industrial Development Zone, Xi’an, China 710075
Telephone +86-29-8831-0282 • xa-fj@xa-fj.com

China Power Equipment Completes a $5 Million Equity Financing
News release of December 4, 2009 -- page 2

Since an amorphous alloy transformer consumes less electricity, it reduces the need to generate electricity. In turn, less coal is burned to provide the same net electricity to the consumers. The result is lower air pollution. To illustrate the pollution reduction, compared to a silicon steel core transformer with the same capacity, each amorphous alloy core transformer is estimated to reduce pollutants from coal combustion each year by 3,972 kilograms of carbon dioxide, 120 kilograms of sulfur dioxide, and 60 kilograms of nitrous oxide. Both transformers in this comparison are assumed to be operating at 315 kilovolt-amperes while stepping down 10,000 volts to 220 volts, which is the consumer voltage in China.

Mr. Yong Xing Song, Chairman of the Board of China Power Equipment, said, "We are very pleased to complete this financing that will help continue our growth and success in the high-growth amorphous alloy core business. Our capacity expansion will enable us to win and deliver larger orders for transformer cores and to generate very attractive positive operating cash flows. The positive cash flows will also help us expand into our new line of amorphous core transformers.

"Because China is upgrading to amorphous alloy electric transformers in both urban and rural areas, the demand for our amorphous alloy cores and transformers is expected to continue to increase at an increasing rate for several years."

Including the common shares and warrants issued in this financing, China Power’s common shares outstanding on a diluted basis were about 20.1 million shares on December 2, 2009.

The documents relating to this private equity placement are available in China Power Equipment’s recent filings with the Securities and Exchange Commission, which are available from the SEC at www.sec.gov and from the company’s website at www.chinapower-equipment.com.

China Power Equipment, Inc.
15 Gaoxin 6th Road, High-Tech Industrial Development Zone, Xi’an, China 710075
Telephone +86-29-8831-0282 • xa-fj@xa-fj.com

China Power Equipment Completes a $5 Million Equity Financing
News release of December 4, 2009 -- page 3

About China Power Equipment, Inc.

China Power Equipment, Inc., through its wholly-owned subsidiary, Xi'an Amorphous Zhongxi Co., Ltd., has developed a proprietary patented technology to produce a new generation of energy saving transformers and transformer cores. The company currently manufactures 40 models of transformers in four product series that are sold throughout China. The company was formed in 2006 as a U.S. corporation, and in November 2006, created a Chinese subsidiary that was granted a license as a privately held wholly owned foreign enterprise by the Chinese government.

Safe harbor

Certain statements in this release concerning our future growth prospects are forward-looking statements, which involve a number of risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements.

The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the success of our investments, risks and uncertainties regarding fluctuations in earnings, our ability to sustain our previous levels of profitability including on account of our ability to manage growth, intense competition, wage increases in China, our ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, our ability to successfully complete and integrate potential acquisitions, withdrawal of governmental fiscal incentives, political instability and regional conflicts, and legal restrictions on raising capital or acquiring companies outside China.

Additional risks that could affect our future operating results are more fully described in our filings with United States Securities and Exchange Commission. These filings are available at www.sec.gov.

We may, from time to time, make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. We do not undertake to update any forward-looking statements that may be made from time to time by or on our behalf except as required by law.

China Power Equipment, Inc.
15 Gaoxin 6th Road, High-Tech Industrial Development Zone, Xi’an, China 710075
Telephone +86-29-8831-0282 • xa-fj@xa-fj.com

China Power Equipment Completes a $5 Million Equity Financing
News release of December 4, 2009 -- page 4

The securities issued in connection with the transaction described in this press release have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and may not be offered or sold in the United States absent registration under the 1933 Act and applicable state securities laws or an applicable exemption from those registration requirements.  This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities referenced herein in any jurisdiction to any person.

For more information on China Power Equipment please visit our website at www.chinapower-equipment.com.

China Power Equipment, Inc.
15 Gaoxin 6th Road, High-Tech Industrial Development Zone, Xi’an, China 710075
Telephone +86-29-8831-0282 • xa-fj@xa-fj.com

China Power Equipment Completes a $5 Million Equity Financing
News release of December 4, 2009 -- page 5

For more information, please contact:

China Power Equipment, Inc.
Mr. Michael Segal
Telephone +1-646-623-6999 (USA)
Email: xa-fj@xa-fj.com

or

Christensen

Mr. Yuanyuan Chen (English and Chinese)
Mobile +86-139-2337-7882 in Beijing
ychen@christensenir.com

Mr. Tom Myers (English)
Mobile +86-139-1141-3520 in Beijing
tmyers@christensenir.com

Ms. Kathy Li (English and Chinese)
Telephone +1-212-618-1978 in the USA
kli@christensenir.com